Operating Lease	12 Months Ended
Dec. 31, 2013
Operating Lease [Abstract]
Operating Lease

11. Operating Lease

On November 29, 2011, the Company entered into an operating lease agreement for its new headquarters and manufacturing facility in Richmond, California. The lease term commenced in March 2012 and expires in May 2017. The lease provides the Company with one option to renew for 5 additional years. Prior to moving to the Richmond location, the Company's operations were run from a leased facility in Berkeley, California that expired in June 2012.

Rent expense under the Company's operating leases was $339,197 and $388,945 for the years ended December 31, 2013 and 2012, respectively.

Future minimum annual lease payments under these leases are as follows as of December 31, 2013:

2014	$375,404
2015	375,404
2016	375,405
2017	156,419
Total	$1,282,632

Under the lease agreement, the landlord agreed to provide the Company a loan with interest at 7% in the amount of $80,055 to finance a portion of planned leasehold improvements. On March 28, 2012, the lease agreement was modified to increase the landlord financing by $119,945 for a total of $200,000. The terms of the amended loan agreement with the landlord require the Company to make monthly loan payments of $3,960 from June 1, 2012 to May 31, 2017. These loan payments are incremental to the minimum monthly rent payments. The balances included in notes payable current and long-term at December 31, 2013 and 2012 were $162,370 and $209,893, respectively. Payments of $47,523 are due in years 2014, 2015 and 2016 with a remainder of $19,801 due in 2017.